The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects^ in the New York City Area

Since Inception in 1984

79	$2.1B	$8.0M	$5.3B	45,348

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (91% affordable)

26.2M	29,358	$3.0B	$407.1M	$6.3B

Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

THE ELLERY (311 WEST 42ND STREET)

The HIT provided $50 million in financing for the $337.7 million new construction of the 330-unit (25% affordable) The Ellery in Manhattan, creating an estimated 1,995,680 hours of union construction work.

PROJECT PROFILE:

BETANCES RESIDENCES

The HIT provided $52 million in financing for the $98.0 million new construction of the 152-unit, all affordable, Betances Residences in the Bronx, creating an estimated 633,290 hours of union construction work.

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^ Includes purchase of securities for the preservation of affordable housing.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build New York City—The Union Way	DECEMBER 2024

Hunter’s Point South Building A	1490 Southern Boulevard	Joseph P. Addabbo Family Health Center (Building America)

“ When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
Betances Residence	Bronx	$52,000,000	$98,000,000	633,290
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
Brooklyn Crossing	Brooklyn	$100,000,000	$710,000,000	3,881,830
The Ellery (formerly 311 West 42nd Street)	Manhattan	$50,000,000	$337,700,000	1,995,680
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Electchester Housing Companies	Queens	$49,000,000	$49,000,000	351,899
Hunter’s Point South Building A	Queens	$8,265,000	$232,950,050	392,120
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com